UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2025

WILLOW LANE ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42400	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 West 57th Street, Suite 415 New York, New York	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	WLACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	WLAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	WLACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Directors.

Effective July 10, 2025, the board of directors (the “Board”) of Willow Lane Acquisition Corp. (the “Company”) appointed Simón Gaviria Muñoz as a member of the Board. Mr. Muñoz will serve as a Class II director.

Mr. Muñoz, age 44, is currently a board member of the Autoregulador del Mercador de Valores (AMV), the Colombian financial oversight board for capital markets. Since September 2020, Mr. Muñoz has served as a consultant for Federacion Nacional de Departamentos. From August 2014 to May 2017, he was a Director at Departamento Nacional de Planeachon. Prior to that position, from November 2011 to August 2014, Mr. Muñoz was the President of the Partido Liberal Colombiano, the largest political party in Colombia. From July 2006 to July 2014, Mr. Muñoz served in the Congreso de Colombia, as a Speaker of the House in 2011-2012 and a member of the committees on Economics, Budget and Planning. From September 2002 to July 2005, he was an Analyst at JP Morgan Investment Banking. Mr. Muñoz has a B.A. from the University of Pennsylvania, a master’s degree from Unversidad de Los Andes and a master’s degree in public administration from Harvard University.

There are no family relationships between Mr. Muñoz and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company. There are no transactions between the Company and Mr. Muñoz that are subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLOW LANE ACQUISITION CORP.

By:	/s/ B. Luke Weil
Name:	B. Luke Weil
Title:	Chief Executive Officer

Dated: July 14, 2025